SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) August 28, 1998


                             HAWAIIAN AIRLINES, INC.
             (Exact name of registrant as specified in its charter)


          HAWAII                     1-8836                      99-0042880
(state or other jurisdiction      (Commission                 (I.R.S. employer
     of incorporation)            file number)               identification no.)


    3375 Koapaka Street, Suite G350
             Honolulu, HI                                        96819-1869
(Address of principal executive offices)                         (Zip code)


        Registrant's telephone number, including area code (808) 835-3700
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ITEM 5.           OTHER EVENTS

                  By-Law Amendments.

                  On August 28, 1998, the Board of Directors of Hawaiian Airlines, Inc. (the "Registrant") amended the by-laws of the Registrant with respect to certain procedural matters including (1) stockholder requests for special meetings, (2) notice of stockholders meetings, (3) advance notice of stockholder proposals to be brought before a stockholders meting, (4) elections of directors other than at a stockholders meeting, (5) emergency special meetings of the Board of Directors, (6) delegation by the Board of Directors of the authority to appoint or discharge the subordinate officers or agents, (7) appointment of temporary officers in the event of temporary disability of an officer, (8) incidental powers of the President, Treasurer and Corporate Secretary, (9) delegation by the Board of Directors of authority to fix salaries and compensation of subordinate officers and agents and (10) Registrant's right to treat the holder of record of its capital stock as the holder in fact of such shares. In addition, the by-laws of the Registrant were amended to include a statement of the Registrant's policy on directors' conflicts of interest.

                  A copy of the Registrant's Amended and Restated By-Laws is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

                  Amendments to Rights Agreement.

                  On August 28, 1998, the Board of Directors of the Registrant also approved Amendment No. 4 (the "Amendment") to the Rights Agreement, dated as of December 23, 1994 (the "Rights Agreement"), between the Registrant and the Rights Agent (currently ChaseMellon Shareholder Services, L.L.C., as successor to Chemical Trust Company of California). Unless the context indicates to the contrary, terms used and not defined herein shall have the meanings ascribed to them in the Rights Agreement. The Rights Agreement was filed as an exhibit to a Current Report on Form 8-K, dated December 23, 1994, and is incorporated herein by reference. Amendment No. 1 to the Rights Agreement was filed as Exhibit 4 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1995 and is incorporated herein by reference. Amendment No. 2 to the Rights Agreement was filed as Exhibit 4 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1995 and is incorporated herein by reference. Amendment No. 3 to the Rights Agreement was filed as an exhibit to a Current Report on Form 8-K, dated May 21, 1998 and is incorporated herein by reference.

                  The Amendment modifies the Rights Agreement in order to, among other things, (i) increase the triggering percentage of the Rights from 10% to 15%, (ii) delete all references in the Rights Agreement to the terms "10%
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                  Ownership Date" and "10% Shareholder" and substitute therefor, respectively, the terms "Share Acquisition Date" and "Acquiring Person," (iii) amend the definition of the term "Distribution Date" in order to allow the Board of Directors of the Registrant to extend the date on which the Rights are distributed and (iv) integrate the foregoing changes in certain other related sections of the Rights Agreement.

                  A copy of the Amendment is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                  INFORMATION AND EXHIBITS

                  (c) Exhibits

                  Exhibit 3.1 Amended By-Laws of the Registrant, dated as of August 28, 1998.

                  Exhibit 4.1 Amendment No. 4, dated as of August 28, 1998, to the Rights Agreement, dated as of December 23, 1994, between the Registrant and its Rights Agent.
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             HAWAIIAN AIRLINES, INC.


Dated: September 11, 1998                    By: /s/ John L. Garibaldi
                                             -------------------------
                                             John L. Garibaldi
                                             Executive Vice President
                                             and Chief Financial Officer